Exhibit (4)

                           SOUTHTRUST VULCAN FUNDS
Number                                                               Shares
_____                                                                 _____

   Account No.             Alpha Code                  See Reverse Side For
                                                        Certain Definitions






THIS IS TO CERTIFY THAT                                     is the owner of





                                                         CUSIP_____________


Fully Paid and Non-Assessable Shares of Beneficial Interest of SOUTHTRUST VULCAN INCOME FUND, A PORTFOLIO OF SOUTHTRUST VULCAN FUNDS,hereafter called the Trust, transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

      This Certificate is not valid unless countersigned by the Transfer
Agent.

      IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                     SOUTHTRUST VULCAN FUNDS
                               Corporate Seal
                                    1992
                                Massachusetts



/s/ Edward C. Gonzales
    President and Treasurer


                                       Countersigned Federated Services
Company (Boston)
                                       Transfer Agent
                                       By:
                                       Authorized Signature
The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM - as tenants in common             UNIF GIFT MIN ACT-...Custodian...
TEN ENT - as tenants by the entireties     (Cust)           (Minors)
JT  TEN - as joint tenants with right of   under Uniform Gifts to Minors
         survivorship and not as tenants   Act.............................
         in common                         (State)

      Additional abbreviations may also be used though not in the above list.

      For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

______________________________________


_____________________________________________________________________________
(Please print or typewrite name and address, including zip code, of assignee)

_____________________________________________________________________________

_____________________________________________________________________________

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________

_____________________________________________________________________________

to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.



Dated______________________
                                    NOTICE:______________________________
                                    The signature to this assignment must
                                    correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with                           , a Massachusetts business
trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.
                  THIS SPACE MUST NOT BE COVERED IN ANY WAY
              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.